UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 10, 2014
(Date of earliest event reported:  June 10, 2014)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 10, 2014, Revlon, Inc. (the "Company’’) held its 2014 Annual Stockholders' Meeting (the "Meeting") at which the Company's stockholders:

(i)
approved the election of each of the following 14 director nominees standing for election:  Ronald O. Perelman, Alan S. Bernikow, Diana F. Cantor, Lorenzo Delpani, Viet D. Dinh, Meyer Feldberg, David L. Kennedy, Robert K. Kretzman, Cecelia Kurzman, Debra L. Lee, Tamara Mellon, Barry F. Schwartz, Kathi P. Seifert and Cristiana Falcone Sorrell;

(ii)	ratified the Audit Committee’s selection of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for 2014;

(iii)
approved, on an advisory, non-binding basis, the “say-on-pay” on the Company's executive compensation, as disclosed pursuant to Item 402 of Regulation S-K, including as disclosed in the "Compensation Discussion and Analysis," compensation tables and accompanying narrative set forth in the Proxy Statement; and

(iv)	voted against a stockholder proposal that would have required, among other things, the Company’s Board of Directors to prepare and issue an annual report on animal testing.

The following is a tabulation of the votes cast at the Meeting with respect to each proposal:

Proposal No. 1 -- the annual Election of Directors:

Proposal No. 1 – Election of Directors
Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald O. Perelman	48,988,590	329,381	1,622,976
Alan S. Bernikow	46,678,155	2,639,816	1,622,976
Diana F. Cantor	46,653,714	2,664,257	1,622,976
Lorenzo Delpani	49,202,898	115,073	1,622,976
Viet D. Dinh	49,201,489	116,482	1,622,976
Meyer Feldberg	46,616,124	2,701,847	1,622,976
David L. Kennedy	49,059,410	258,561	1,622,976
Robert K. Kretzman	46,191,828	3,126,143	1,622,976
Cecelia Kurzman	49,266,009	51,962	1,622,976
Debra L. Lee	49,137,933	180,038	1,622,976
Tamara Mellon	44,085,140	5,232,831	1,622,976
Barry F. Schwartz	46,167,651	3,150,320	1,622,976
Kathi P. Seifert	46,682,529	2,635,442	1,622,976
Cristiana Falcone Sorrell	49,295,320	22,651	1,622,976

Proposal No. 2 – the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2014:

Proposal No. 2 -- Ratification of Audit Committee’s Selection of KPMG LLP*
	Votes For	Votes Against	Abstentions
Ratification of KPMG	50,805,499	123,710	11,738

*There were no broker non-votes with respect to the ratification of the Audit Committee’s selection of KPMG, as this was a "routine" proposal.

Proposal No. 3 — “Say-On-Pay” on the Company’s Executive Compensation:

Proposal No. 3 – “Say-on-Pay” on the Company’s Executive Compensation
	Votes For	Votes Against	Abstentions	Broker Non-Votes
"Say-On-Pay"	49,228,863	58,247	30,861	1,622,976

Proposal No. 4 -- the consideration of a Stockholder Proposal:

Proposal No. 4 – Stockholder Proposal
	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder Proposal	676,725	45,869,067	2,772,179	1,622,976

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Michael T. Sheehan
Michael T. Sheehan Senior Vice President, Deputy General Counsel & Secretary

Date:  June 10, 2014

2